UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     May 12, 2008

Golden West Brewing Company, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	_000-51808	90-0158978
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

945 West 2nd Street Chico, California  95928
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (530) 894-7906

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01	REGULATION FD DISCLOSURE

Effective May 12, 2008, Butte Creek Brewing, a wholly owned subsidiary of Golden West Brewing Company, Inc. (the “Company”) issued a Press Release announcing the limited release of its “Spring Run Organic Pale Ale”.  Butte Creek Brewing will donate a portion of the sales of this beer to support salmon restoration efforts by Friends of Butte Creek (http://www.buttecreek.org/).  A copy of the press release is attached hereto.

ITEM 9.01:       EXHIBITS

(c)	Exhibit

Item	Title

99.1	Press Release dated May 12, 2008

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Golden West Brewing Company, Inc.

Date: May 14, 200	By:/s/ Mark Simpson___________ Mark Simpson, Presiden

3